UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT NOTICE ABOUT NCR CORPORATION’S 2016 ANNUAL MEETING OF STOCKHOLDERS

April 5, 2016

Dear Fellow Stockholder:

Recently, you should have received proxy material from NCR Corporation regarding its Annual Meeting of Stockholders, scheduled to be held on April 20, 2016. As of the date of this writing, we have not yet received your vote.

Because the proposal to eliminate the classification of the Board of Directors and provide for the annual election of all directors requires the vote of 80% of the outstanding voting power of all outstanding shares entitled to vote, your vote is important, no matter how many or how few shares you may own. We ask that you be certain to cast your vote prior to the annual meeting.

For your convenience, we have enclosed a new proxy card. Please vote your shares by Telephone, Internet or Mail by following the directions on the back of the card.

As a reminder, your Board of Directors recommends that stockholders vote FOR items 1 – 5 on the agenda. These include the advisory vote to approve executive compensation, or “Say on Pay” (item 2), and the proposal to eliminate the classification of the Board of Directors referenced above (item 5). It also recommends a vote AGAINST the stockholder proposal to request the Board of Directors to present for stockholder approval a “proxy access” bylaw amendment (item 6), for the reasons indicated in the proxy material.

Thank you for your vote.

Sincerely,

William R. Nuti

Chairman of the Board

Chief Executive Officer and President

3097 SATELLITE BOULEVARD

DULUTH, GA 30096

Your Internet or telephone authorization authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 19, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 19, 2016. Have your proxy card in hand when you call and follow the instructions.
AUTHORIZE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NCR Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
VOTE DURING THE MEETING
During The Meeting - Go to www.virtualshareholdermeeting.com/NCR2016
You may attend the Meeting via webcast and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NCR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E00692-P73234-Z67162	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NCR CORPORATION		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except
Vote on Directors:		☐	☐	☐
1.	Election of Directors
Class B Nominees:
01) Edward “Pete” Boykin
02) Linda Fayne Levinson

Vote on Proposals:

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain

2.	Advisory vote to approve, on an advisory basis, executive compensation as described in the proxy materials.						☐	☐	☐

3.	To approve the directors’ proposal to approve the amendment and restatement of the NCR Employee Stock Purchase Plan as more particularly described in the proxy materials.						☐	☐	☐

4.	Ratify the appointment of independent registered public accounting firm for 2016 as more particularly described in the proxy materials.						☐	☐	☐

5.

To approve the directors’ proposal to amend and restate the charter of the Company to eliminate the classification of the Board of Directors of the Company and provide for the annual election of all directors elected at or after the Company’s 2017 Annual Meeting of Stockholders as more particularly described in the proxy materials.

							☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal submitted by a stockholder:

6.	Approval to request the Board to adopt, and present for stockholder approval, a “proxy access” bylaw amendment.						☐	☐	☐

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please indicate if you plan to attend this meeting in person.		☐ Yes		☐ No

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede this proxy. Please sign exactly as name appears on the records of the Company and date. If the shares are held jointly, each holder should sign. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

NCR’s Annual Meeting of Stockholders will be held at 9:00 a.m. on April 20, 2016 via a virtual meeting that will be webcast and can be accessed at www.virtualshareholdermeeting.com/NCR2016. Please see your proxy statement for instructions should you wish to attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of 2016 Annual Meeting of Stockholders and Proxy Statement, and 2015 Annual Report

on Form 10-K are available at www.proxyvote.com.

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E00693-P73234-Z67162

NCR CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NCR

FOR NCR'S ANNUAL MEETING OF STOCKHOLDERS ON APRIL 20, 2016

The undersigned stockholder of NCR Corporation, a Maryland corporation ("NCR" or the "Company"), hereby appoints William R. Nuti, Edward Gallagher and Robert P. Fishman, and each of them, as proxies, and with full power of substitution, in each of them, with the powers the undersigned would possess if personally present at NCR's Annual Meeting of Stockholders to be held via a live webcast on April 20, 2016, and at any postponement or adjournment thereof, to vote all shares of common stock of NCR or shares of Series A Convertible Preferred Stock, as applicable, that the undersigned is entitled to vote upon any matter that may properly come before the meeting that shares of common stock or Series A Convertible Preferred Stock, as applicable, may vote upon, including the matters described in the accompanying proxy statement. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with regard to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES OR THE TRUSTEES AND ADMINISTRATORS OF THE PLANS, AS THE CASE MAY BE, WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES "FOR" THE NOMINEES FOR DIRECTORS, "FOR" THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION AS DESCRIBED IN THE PROXY MATERIALS, "FOR" THE DIRECTORS' PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE NCR EMPLOYEE STOCK PURCHASE PLAN, "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM, “FOR” THE DIRECTORS’ PROPOSAL TO AMEND AND RESTATE THE CHARTER OF THE COMPANY TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS OF THE COMPANY AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS ELECTED AT OR AFTER THE COMPANY'S 2017 ANNUAL MEETING OF STOCKHOLDERS, AND "AGAINST" THE STOCKHOLDER PROPOSAL. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF THAT THE HOLDER WOULD BE ENTITLED TO VOTE UPON. IF YOU ARE AN NCR SAVINGS PLAN PARTICIPANT OR OTHER PLAN PARTICIPANT ENTITLED TO VOTE AT THE 2016 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT INDICATE YOUR CHOICES ON THIS CARD, THOSE SHARES WILL BE SO VOTED BY THE TRUSTEES OF SUCH PLANS.

(Continued and to be signed on reverse side.)